Exhibit 21
SUBSIDIARIES OF GLADSTONE COMMERCIAL CORPORATION
Delaware
2525 N Woodlawn Vstrm Wichita KS, LLC
260 Springside Drive Akron OH LLC
ABC12 Ottumwa IA LLC
ACI06 Champaign IL LLC
AFL05 Duncan SC LLC
AFL05 Duncan SC Member LLC
AFR11 Parsippany NJ LLC
AL13 Brookwood LLC
AL15 Birmingham LLC
ALFTPI01 GOOD 403 Airport Road West LLC
ALFTPI02 GOOD 1202 Echols Drive West LLC
ALHSVI01 GOOD 130 Vintage Drive LLC
ALMGMI01 GOOD 111 Folmar Parkway LLC
ALVANI02 GOOD 11198 Will Walker Road LLC
APML07 Hialeah FL LLC
AZTUC901 GOOD 3381 East Global Loop LLC
C08 Fridley MN LLC
CA14 Rancho Cordova GP LLC
CA14 Rancho Cordova LP
CBP11 Green Tree PA GP LLC
CBP11 Green Tree PA, L.P.
CDLCI07 Mason OH LLC
CI05 Clintonville WI LLC
CMI04 Canton NC LLC
CO13 Englewood LLC
CO14 Aurora LLC
CO14 Denver LLC
COCO04 Austin TX, L.P.
COCO04 Austin TX GP LLC
CODENI02 4900 Kingston Street LLC
Corning Big Flats LLC
Corning Big Flats Two LLC
CVG12 New Albany OH LLC
D08 Marietta OH LLC
DBPI07 Bolingbrook IL LLC
EE 208 South Rogers Lane Raleigh NC LLC
EE07 Raleigh NC, L.P.
EE07 Raleigh NC GP LLC
EI07 Tewksbury MA LLC
First Park Ten COCO San Antonio, L.P.
First Park Ten COCO San Antonio GP LLC
FL16 Fort Lauderdale LLC
FL17 Eatonville-1 LLC
FL17 Eatonville-2 LLC
FL17 Eatonville-3 LLC
FLJAXI01 GOOD 10520 Busch Drive North LLC
FLLKMO01 GOOD 1000 Business Center LLC
FLOCAI01 GOOD 1900 Southwest 38TH Avenue LLC
FLOCAI02 GOOD 808 Southwest 12TH Street LLC
FMCT08 Chalfont PA GP LLC
FMCT08 Chalfont PA LP
FS11 Hickory NC GP LLC
FS11 Hickory NC, LP
FTCHI07 Grand Rapids MI LLC

GA15 Hapeville LLC
GA15 Villa Rica LLC
GAATLI01 GOOD 1550 Roadhaven Drive, LLC
GACARI01 GOOD 1050 Columbia Drive LLC
GACHAI01 GOOD 6900 Highway 411 North LLC
GATIFI01 GOOD 260 Jordan Road LLC
GBI07 Syracuse NY LLC
GCC1302 Egg Harbor NJ LLC
GCC Acquisition Holdings, LLC
GCO12 Jupiter FL LLC
Gladstone Commercial Advisers, Inc.
Gladstone Commercial Corporation
Gladstone Commercial Limited Partnership
Gladstone Commercial Partners LLC
Gladstone Commercial Lending LLC
GSM LLC
HMBF05 Newburyport MA LLC
ILPERI01 GOOD 4444 Hollerich Drive LLC
ILRVDI01 GOOD 13521 South Halsted Street LLC
IN14 Indianapolis LLC
ININDI01 GOOD 5225 W 81ST LLC
ININDI02 GOOD 5600 W Raymond, LLC
ININDI03 GOOD 5610 W 82, LLC
ININDI04 GOOD 4780 E Margaret LLC
ININDI05 GOOD 3245 N Mitthoefer Road LLC
IPA12 Ashburn VA LLC
IPA12 Ashburn VA SPE LLC
LANORI02 GOOD 900 Distributors Row LLC
LAPALI01 GOOD 1274 Commercial Drive LLC
LittleArch04 Charlotte NC Member LLC
Little Arch Charlotte NC LLC
MI13 Novi LLC
MI14 Monroe Frenchtown LLC
MI14 Monroe Revard LLC
MIDETI04 GOOD 4440 N Atlantic LLC
MIDETI05 GOOD 7026 Sterling LLC
MN13 Blaine, LLC
MOPACI01 GOOD 18777 US Highway 66, LLC
MOSTCI01 GOOD 2931 Elm Point Industrial Drive LLC
MPI06 Mason OH LLC
NARA12 Fort Worth TX, L.P.
NARA12 Fort Worth TX GP LLC
NCCLTI01 GOOD 2925 Stewart Blvd LLC
NCH12 Columbus OH LLC
NCWILI01 GOOD 100 Quality Drive LLC
NCWKBI01 GOOD 251 Industrial Drive LLC
NH10 Cumming GA LLC
NJBGTI01 GOOD 319 Landis Ave LLC
NJPHII02 GOOD 5 Twosome LLC
NJVINI01 GOOD 2720 Industrial Way LLC
NMABQI01 GOOD 555 Gallatin Place NW LLC
NMABQI02 GOOD 7500 Los Volcanes NW LLC
NW05 Richmond VA LLC
OB Crenshaw GCC, L.P.
OB Crenshaw SPE GP LLC
OB Midway NC Gladstone Commercial LLC
OH04 North Canton LLC
OH14 Columbus LLC
OH15 Dublin LLC

OHCLEI01 GOOD 3000 West 121 Street LLC
OHCOLI01 GOOD 759 Pittsburgh LLC
OHCOLI02 GOOD 1932 Pittsburgh Drive LLC
OHCOLO05 GOOD 4343 Easton Commons LLC
OHFINI01 GOOD 2040 Production LLC
OKOKCI01 GOOD 3100 South Meridian Avenue LLC
PA14 Taylor LLC
PA16 Prussia LLC
PA17 Conshohocken LLC
PA17 Philadelphia LLC
PAABEI01 GOOD 2571 Mitchell Avenue, LLC
PAPITI01 GOOD 106 Gamma LLC
PNA11 Boston Heights OH LLC
Pocono PA GCC GP LLC
Pocono PA GCC, L.P.
PZ05 Maple Heights OH LLC
RC06 Menomonee Falls WI LLC
RCOG07 Georgia LLC
Richardson TX15 LLC
RPT08 Pineville NC GP LLC
RPT08 Pineville NC LP
SCC10 Orange City IA LLC
SCGVLI01 GOOD 8 North Kings Road LLC
SJMH06 Baytown TX GP LLC
SJMH06 Baytown TX L.P.
SLEE Grand Prairie, L.P.
SRFF08 Reading PA GP LLC
SRFF08 Reading PA LP
TCI06 Burnsville MN LLC
TMC11 Springfield MO LLC
TNCVLI01 GOOD 135 Cox Avenue, LLC
TNIJACI01 GOOD 961 Lower Brownsville Road LLC
TUP12 Columbus GA LLC
TX13 Allen LLC
TX13 Austin LLC
TX14 Allen II LLC
TX14 Colleyville LLC
TX14 Coppell LLC
TNBAYI01 GOOD 1650 East Freeway, LLC
TXDENI01 GOOD 5450 Dakota Lane LLC
TXDFWI01 GOOD 1586 High Meadows Way LLC
TXDFWR01 GOOD 12201 Bear Plaza LLC
TXHOUI01 GOOD 9400 Telge Road LLC
TXSNTI01 GOOD 929 South Medina Street LLC
TXTEMI01 GOOD 3120 AND 3410 Range Road LLC
UT15 Draper LLC
UT16 Taylorsville LLC
UTSLCO03 GOOD 680 West Shields Lane LLC
VW12 Columbia SC LLC
WC11 Springfield MO LLC
WEC11 Dartmouth MA LLC
WPI07 Tulsa OK LLC
YCC06 South Hadley MA LLC
YorkTC05 Eatontown NJ LLC
Ohio
Hemingway at Boston Heights, LLC

Massachusetts
GCLP Business Trust I
GCLP Business Trust II